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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: February 3, 2003
                        (Date of earliest event reported)



                               SALANT CORPORATION
                               ------------------
             (Exact name of Registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


        001-06666                                        13-3402444
        ---------------------                 ---------------------
        (Commission File No.)                      (I.R.S. Employer
                                                   Identification No.)


              1114 Avenue of the Americas, New York, New York 10036
              -----------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (212) 221-7500
                                 --------------
              (Registrant's telephone number, including area code)

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Item 5.   Other Events and Required FD Disclosure.

         On February 3, 2003, Salant Corporation, a Delaware corporation (the "Company"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with Perry Ellis International, Inc., a Florida corporation ("PEI"), and Connor Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of PEI.

         Under the terms of the Merger Agreement, PEI will acquire the Company in a stock/cash transaction with a total merger consideration of $91,000,000, comprised of approximately $52,000,000 in cash and approximately $39,000,000 worth of newly issued shares of PEI common stock (the "Merger"). Each holder of outstanding common stock of the Company will receive approximately $9.3691 per share comprised of at least $5.3538 per share of cash and up to $4.0153 per share of PEI common stock. The Merger Agreement provides that the maximum number of shares of PEI common stock to be issued in the Merger is limited to 3,250,000, in which case the remaining merger consideration will be paid in cash. The exact fraction of a share of PEI common stock that the Company stockholders will receive for each of their shares will be determined based on the Nasdaq average closing sale price of the PEI common stock for the 20-consecutive trading day period ending three trading days prior to the closing date. Upon consummation of the Merger, the Company will become a wholly owned subsidiary of PEI.

         The Merger has been unanimously approved by all of the members of the Board of Directors of the Company. The Merger requires approval by the stockholders of both the Company and PEI, and is subject to SEC approval, H-S-R regulatory review, the absence of material adverse changes, and certain other customary closing conditions. Stone Ridge Partners LLC is serving as financial advisor to the Company and has delivered a fairness opinion to the Company's board of directors. In addition, George Feldenkreis, PEI's Chairman and CEO, and Oscar Feldenkreis, PEI's President and COO, have each agreed to vote the PEI shares they control in favor of the issuance of the PEI common stock in the transaction. Pursuant to the Merger Agreement, PEI also agreed to file and maintain in effect a registration statement for the Company's affiliates to enable them to resell shares of PEI common stock they receive in the Merger without legal restriction.

         The Company has amended the Rights Agreement between the Company and Mellon Investor Services LLC to provide that the Merger will not trigger any rights or events thereunder. A copy of such amendment is attached as Exhibit 4.1 and is incorporated herein by reference.

         A copy of the Merger Agreement and the exhibits attached thereto is filed herewith as Exhibit 2.1 and is incorporated herein by reference. The foregoing description is qualified in its entirety by reference to Exhibit 2.1.

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         On February 4, 2003, the Company and PEI issued a joint press release announcing the execution of the Merger Agreement. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

         Certain employment-related arrangements between the Company and several of its executive officers are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 and each is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (c)     Exhibits.

Exhibit No.       Description
-----------       -----------

   2.1 Agreement and Plan of Merger, dated February 3, 2003, by and among Salant Corporation, Perry Ellis International, Inc. and Connor Acquisition Corp. (with exhibits)
   4.1 Amendment No. 1, dated as of February 3, 2003, to the Rights Agreement dated as of May 19, 2002 between Salant Corporation and Mellon Investment Services LLC
  10.1 Amendment to Employment Agreement of Michael J. Setola, dated as of November 25, 2002, amending the Employment Agreement, dated May 17, 1999, between Michael J. Setola and Salant Corporation
  10.2 Amendment to Employment Agreement of William O. Manzer, dated as of January 31, 2003, amending the Employment Agreement, dated March 13, 2000, between William O. Manzer and Salant Corporation
  10.3 Amendments to Employment Agreement of Awadhesh K. Sinha, dated as of December 27, 2002 and January 31, 2003, amending his Employment Agreement dated February 1, 1999 as amended by the Letter Agreements dated July 1, 1999 and March 28, 2001
  10.4            Letter Agreement, dated February 3, 2003, among Michael J.
                  Setola, Salant Corporation and Perry Ellis International,
                  Inc.
  10.5            Letter Agreement, dated February 3, 2003, among Awadhesh K.
                  Sinha, Salant Corporation and Perry Ellis International, Inc.
  99.1            Joint Press Release, dated February 4, 2003
  99.2 Form of Agreement and Release for holders of options to acquire common stock of Salant Corporation.
  99.3 Voting Agreement dated February 3, 2003 among Salant Corporation, George Feldenkreis, Oscar Feldenkreis, GFX, Inc., a Florida corporation, and The Oscar Feldenkreis Family Partnership, Ltd., a Florida limited partnership

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  SALANT CORPORATION


Date:  February 5, 2003                     By:  /s/ Awadhesh K. Sinha
                                                 ---------------------------
                                                 Awadhesh K. Sinha
                                                 Chief Operating Officer and
                                                  Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

    2.1 Agreement and Plan of Merger, dated February 3, 2003, by and among Salant Corporation, Perry Ellis International, Inc. and Connor Acquisition Corp. (with exhibits)
    4.1 Amendment No. 1, dated as of February 3, 2003, to the Rights Agreement dated as of May 19, 2002 between Salant Corporation and Mellon Investment Services LLC
   10.1 Amendment to Employment Agreement of Michael J. Setola, dated as of November 25, 2002, amending the Employment Agreement, dated May 17, 1999, between Michael J. Setola and Salant Corporation
   10.2 Amendment to Employment Agreement of William O. Manzer, dated as of January 31, 2003, amending the Employment Agreement, dated March 13, 2000, between William O. Manzer and Salant Corporation
   10.3 Amendments to Employment Agreement of Awadhesh K. Sinha, dated as of December 27, 2002 and January 31, 2003, amending his Employment Agreement dated February 1, 1999 as amended by the Letter Agreements dated July 1, 1999 and March 28, 2001
   10.4           Letter Agreement, dated February 3, 2003, among Michael J.
                  Setola, Salant Corporation and Perry Ellis International,
                  Inc.
   10.5           Letter Agreement, dated February 3, 2003, among Awadhesh K.
                  Sinha, Salant Corporation and Perry Ellis International, Inc.
   99.1           Joint Press Release, dated February 4, 2003.
   99.2 Form of Agreement and Release for holders of options to acquire common stock of Salant Corporation.
   99.3 Voting Agreement dated February 3, 2003 among Salant Corporation, George Feldenkreis, Oscar Feldenkreis, GFX, Inc., a Florida corporation, and The Oscar Feldenkreis Family Partnership, Ltd., a Florida limited partnership

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